Related Party Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Party Transactions
16. Related Party Transactions
As a result of Atlas’ ownership of the Legacy Korro’s Series Seed Preferred Stock, Series A Preferred Stock and Series B Preferred Stock which was exchanged in the Merger for the Company’s common stock, Atlas represents an affiliate of the Company. During the years ended December 31, 2023 and 2022, the Company incurred no expense and expenses of less than $0.1 million, respectively, related to consulting services provided by an affiliate of Atlas. As of December 31, 2023 and 2022, the Company had no amounts due to this affiliate.